Exhibit 10.1
LETTER OF AMENDMENT Nr. 2
TO AN AGREEMENT DATED 7 SEPTEMBER 2010
Dated as of 8th November 2011
To:	NAVIOS MARITIME ACQUISITION CORPORATION Trust Company Complex Ajeltake Road Ajeltake Island Majuro-Marshall Islands (the “Borrower”)

Att:	Mr. Leonidas Korres
Dear Sirs,
Re:	Agreement dated 7 September 2010 (together with all amendments thereto or supplements thereof the “Agreement”) made between the Borrower and Navios Maritime Holdings Inc. of the Republic of the Marshall Islands (“Navios”).
We refer to the Agreement and all terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.
In view of your request to extend availability under the Loan until December 31, 2014, we hereby agree as follows:
1. To amend the following clauses of the Agreement to read as follows:
“5.1 The Borrower must repay the Loan thereon in full on December 31, 2014 (time being of the essence).”
2. The Borrower shall pay Navios a fee of four-hundred thousand Dollars ($400,000) in two (2) equal installments, by April 1, 2012 and November 8, 2012.
All other terms of the Agreement shall remain unaltered and in full force and effect.
It is hereby expressly stated that notwithstanding the amendments (including Letter of Amendment Nr. 1) and/or additions to the Agreement referred to in this letter of amendment nr.2 all the Finance Documents shall remain in full force and effect.
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Please confirm your agreement to the terms and conditions of this letter of amendment nr.2 by signing the enclosed copy of this letter of amendment nr.2 and returning it to us.
Yours faithfully,

NAVIOS MARITIME HOLDINGS INC.
By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	Chief Financial Officer

We hereby agree to and accept this letter of amendment nr.2.
Date: 8th November 2011

NAVIOS MARITIME ACQUISITION CORPORATION
By:	/s/ Leonidas Korres
	Name:	Leonidas Korres
	Title:	Chief Financial Officer

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